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                                                                   EXHIBIT 23.1







CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Moore-Handley, Inc. Employee Stock Purchase Plan. of our report dated February 20, 1998, with respect to the financial statements of Moore-Handley, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.

                                                             ERNST & YOUNG  LLP


Birmingham, Alabama
July 21, 1998